Vanguard Mid-Cap Growth Fund
Supplement Dated January 24, 2020, to the Prospectus and Summary Prospectus Dated February 27, 2019
Important Change to Vanguard Mid-Cap Growth Fund
Effective immediately, Stephen M. Knightly has retired from Frontier Capital Management Co., LLC (Frontier Capital) and no longer serves as a portfolio manager for Frontier Capital’s portion of Vanguard Mid-Cap Growth Fund (the Fund).
All references to Mr. Knightly and corresponding disclosure related to Mr. Knightly in the Fund’s Prospectus and Summary Prospectus are hereby deleted. The Fund’s investment objective, strategies, and policies remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 301A 012020

Vanguard Whitehall Funds

Supplement Dated January 24, 2020, to the Statement of Additional Information Dated February 27, 2019

Important Change to Vanguard Mid-Cap Growth Fund

Effective immediately, Stephen M. Knightly has retired from Frontier Capital Management Co., LLC (Frontier Capital) and no longer serves as a portfolio manager for Frontier Capital's portion of Vanguard Mid-Cap Growth Fund (the Fund).

All references to Mr. Knightly and corresponding disclosure related to Mr. Knightly in the Fund's Statement of Additional Information are hereby deleted. The Fund's investment objective, strategies, and policies remain unchanged.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 934D 012020